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                                                                 EXHIBIT 10.01

                                 AMENDMENT NO. 3
                           TO THE EMPLOYMENT AGREEMENT
                                       OF
                                  JOSE A. RUEDA


         This Amendment No. 3 to the Employment Agreement, dated as of August 31, 2000, ("Amendment") is made between Aladdin Gaming, LLC ("Company"), Aladdin Gaming Holdings, LLC ("Gaming Holdings") and Jose A. Rueda ("Executive").

         WHEREAS, the Company, Gaming Holdings and Executive entered into an Employment Agreement effective as of July 1, 1997.

         WHEREAS, the Company, Gaming Holdings and Executive entered into the Rueda Contribution and Amendment Agreement on February 26, 1998, which, in part, amended the Employment Agreement.

         WHEREAS, the Company, Gaming Holdings and Executive entered into Amendment No. 2 to the Employment Agreement of Jose A. Rueda on January 27, 1999, which amended, in part, the Employment Agreement (the Employment Agreement, as amended by the Rueda Contribution and Amendment Agreement and Amendment No. 2 to the Employment Agreement, herein after collectively referred to as "Employment Agreement").

         WHEREAS, the Board of Directors for the Company and Gaming Holdings have approved amending the Employment Agreement to amend a certain definition and to provide, upon the occurrence of certain events, compensation to the Executive.

         NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

         1. AMENDMENTS. Pursuant to Section 9(d) of the Employment Agreement, the Employment Agreement is hereby amended as follows:

                          (a) Section 5(e) of the Employment Agreement is deleted in its entirety and replaced with the following:

                           E.  TERMINATION BY COMPANY WITHOUT CAUSE OR
                  TERMINATION BY EXECUTIVE WITH GOOD REASON OR UPON A CHANGE OF CONTROL. Subject to Section 5(f), (i) the Company has the right to terminate this Agreement without Cause, (ii) the Executive has the right to terminate this Agreement for Good Reason and (iii) the Executive has the right to terminate this Agreement upon a Change of Control, by giving the other party written notice thereof and the Company shall provide Executive with all the benefits set forth in Section 8(e). For purposes of this Agreement, a Change of Control

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                  shall be deemed to occur only if, collectively, the Sommer
                  Family Trust and London Clubs International, plc, own directly or through their affiliates own less than 50.0% of the membership interests of either Gaming Holdings or the Company.

         2. GAMING LAW. Notwithstanding anything to the contrary contained herein or in the Employment Agreement, the parties hereto agree and acknowledge that they are subject to and that they shall comply in all respects with the gaming laws of the State of Nevada, including the Nevada Gaming Control Act (or any successor statute) and the rules and regulations promulgated by the Nevada Gaming Commission and the State Gaming Control Board. To the extent anything in this Amendment or the Employment Agreement is inconsistent with any gaming laws or regulations, the gaming laws and regulations shall control.

         3. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of any successor of the Company or Gaming Holdings. Any such successor of the Company or Gaming Holdings shall be deemed substituted for the Company or Gaming Holdings under the terms of this Agreement for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company or Gaming Holdings and supercedes any prior understanding or agreements between the parties hereto and Aladdin Holdings, LLC.

         4. ENTIRE AGREEMENT. This Amendment and the Employment Agreement represent the entire agreement and understanding between the Company, Gaming Holdings, Aladdin Holdings, LLC and Executive concerning the matters herein and supercede any prior understandings or agreements between the parties hereto and Aladdin Holdings, LLC.

         5. REMAINING AGREEMENT EFFECTIVE. Any provision of the Employment Agreement not amended by this Amendment shall remain in full force and effect.

         6. NO ORAL MODIFICATION, CANCELLATION OR DISCHARGE. This Amendment may only be amended, canceled or discharged in writing signed by the Executive, Gaming Holdings and the Company.

         7. GOVERNING LAW. This Amendment shall be governed by the laws of the state of Nevada.

         8. CAPITALIZED TERMS. Capitalized terms not defined herein shall have the meanings as ascribed thereto in the Employment Agreement.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, but all of which shall together constitute one and the same contract.

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above-written.

                                       ALADDIN GAMING, LLC


                                       By: /s/ RICHARD J. GOEGLEIN
                                           -------------------------------------
                                           Richard J. Goeglein
                                           President and Chief Executive Officer



                                       ALADDIN GAMING HOLDINGS, LLC


                                       By: /s/ RICHARD J. GOEGLEIN
                                           -------------------------------------
                                           Richard J. Goeglein
                                           President and Chief Executive Officer



                                       EXECUTIVE


                                           /s/ JOSE A. RUEDA
                                           -------------------------------------
                                           Name:  Jose A. Rueda
                                           Title:  Senior Vice President/Gaming